EXHIBIT 99.1

Periscope GmbH i.l., Paderborn

Balance Sheet as of March 31, 2016 and December 31, 2015

	March 31, 2016	December 31, 2015
Assets
Current assets
Cash-on-hand and bank balances	$1,182,512	$3,224,752
Inventories, net
1. Raw materials and supplies	8,361,207	7,607,674
2. Work in process	1,182,213	1,931,372
3. Finished goods and merchandise	435,392	732,419
4. Advance payments	5,964,426	1,143,462
Receivables and other assets
1. Trade accounts receivable, net	2,949,100	2,330,439
2. Receivables from affiliated companies	12,553	12,057
3. Other assets	1,914,674	2,181,450
Prepaid expenses	217,709	84,386
Difference amount on assets side from asset-offsetting	-	-
	22,219,786	19,248,011
Non-current assets
Intangible fixed assets, net
1. Purchased concessions, industrial and similar rights and assets and licences in such rights and assets	2,278,829	2,282,354
2. Customer base	11,661,585	11,200,462
Tangible fixed assets, net
1. Technical equipment and machinery	1,769,891	1,826,649
2. Other equipment, plant and office equipment	319,504	340,746
3. Advance payments and assets under construction	452	55,536
Financial assets
1. Shares in affiliated companies	113,550	109,060
	16,143,811	15,814,807

Total Assets	$38,363,597	$35,062,818

Liabilities and Equity
Liabilities
1. Trade accounts payable	$13,414,037	$10,733,012
2. Payables due to affiliated companies	123,299	118,424
3. Other liabilities	6,854,295	4,741,772
	20,391,631	15,593,208
Accrued Expenses
1. Accruals for pensions and similar obligations	12,905,925	12,187,738
2. Accrued expenses	5,683,904	5,562,007
	18,589,829	17,749,745
Equity
1. Subscribed capital	2,615,730	2,615,730
2. Capital reserves	45,734,993	45,734,993
3. Retained Earnings	(44,529,393)	(42,189,996)
4. Accumulated other comprehensive loss	(4,439,193)	(4,440,862)
	(617,863)	1,719,865

Total Liabilities and Equity	$38,363,597	$35,062,818

The accompanying notes are an integral part of these financial statements.

Periscope GmbH i.l., Paderborn

Income Statement

For the Three Months Ended March 31, 2016 and March 31, 2015

	For the three months ended
	March 31, 2016	March 31, 2015
Revenues
Total revenues	$17,470,645	$27,102,892

Cost of revenues
Total cost of revenues	11,439,968	19,365,839
Gross profit	6,030,677	7,737,053

Operating expenses
Selling, general and administrative	8,397,011	9,157,294
Total operating expenses	8,397,011	9,157,294
Operating income/(loss)	(2,366,334)	(1,420,241)

Other income (expenses)
Interest and financing costs	(77,411)	(103,389)
Interest and other income, net	104,348	237,337
Total other income, net	26,937	133,948

Income/(loss) before income taxes	(2,339,397)	(1,286,293)
Income tax benefit/(expense), net	-	-
Net income/(loss)	(2,339,397)	(1,286,293)

Other comprehensive income/(loss)
Foreign currency translation gains	1,669	69,933
Comprehensive loss	$(2,337,728)	$(1,216,360)

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS

For the period ended March 31, 2016

NOTE 1 – Business

Periscope GmbH i.I, Paderborn

Periscope GmbH is a mid-size German Electronics Manufacturing company located in North-Rhine Westphalia Paderborn, Germany. Prior to April 1, 2014 Periscope was owned and operated by Flextronics GmbH. Unless the context requires otherwise, all references to “we”, “our”, “us”, “Company”, “registrant”, “Periscope” or “management” refer to Periscope GmbH.

Periscope covers the entire contract manufacturing of electronic assemblies, devices and systems: from the assistance in product development, product and process optimization, design for manufacturing, prototype and test concepts through to after sales service .

Due to its almost 35-year history, the Periscope GmbH is active in various market segments:

●	Automotive Industry

●	Industry

●	building automation

●	Communication & Networks

●	Battery Management Systems

●	Consumer Electronics

●	domestic appliances

●	Leisure and sports equipment

On April 1, 2014 Flextronics GmbH was sold to the investor group 4K Invest. After reorganizing the operating subsidiary, the company has been operating as Periscope GmbH since June 16, 2014.

Management board

Management is carried out by:

●	Markus Roschel, Master of Business Administration, Sasbachwalden (from 16 June 2014 to 27 May 2015)

●	Heinrich Ollendiek, MBA-salesperson, Friedrichsdorf (5 August 2014)

●	Dr. Jasper Stahlschmidt, Lawyer, Dusseldorf (from 26 November 2015)

●	As solicitor the lawyer Mrs. Sandra Bitter was engaged on the 26th of November 2015.

Note 2 - Basis of presentation and critical accounting policies Basis of Presentation and Use of Estimates

The Management of the Company is responsible for the selection and use of appropriate accounting policies and the appropriateness of accounting policies and their application. Critical accounting policies and practices are those that are both most important to the portrayal of the Company’s financial condition and results and require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about the effects of matters that are inherently uncertain. The Company’s significant and critical accounting policies and practices are disclosed below as required by generally accepted accounting principles.

Basis of Presentation

The accompanying consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Foreign Currency Translation Gain and Comprehensive Income (Loss)

For the periods reported, the financial statement have been translated from Euros to US Dollars, assets and liabilities are translated using published exchange rates in effect at the consolidated balance sheet date. Revenues and expenses and cash flows are translated using an approximate weighted average exchange rate for the period. Resulting translation adjustments are recorded as a component of accumulated other comprehensive income on the accompanying consolidated balance sheet. For the three months ending March 31, 2016 and 2015, comprehensive income includes gains of $1,669 and $69,933, respectively, which were entirely from foreign currency translation.

Going Concern

The Consolidated Financial Statements of the Company have been prepared on a “going concern” basis, which means that the continuation of the Company is presumed even though events and conditions exist that, when considered in the aggregate, raise substantial doubt about the Company’s ability to continue as a going concern because it is probable that the Company will be unable to meet its obligations as they become due within one year after the date that these financial statements were issued.

The Company’s Evaluation of the Principal Conditions That Raise Substantial Doubt

During the three month period ended March 31, 2016 and fiscal year ended December 31, 2015 the Company incurred significant financial losses. The Company’s management filed a request for insolvency on November 26, 2015 with the German government after making the evaluation that it would not be able to meet its obligations for the next year.

Management’s Plans to Mitigate Substantial Doubt

In addition to the application for insolvency the Company will continue with restructuring efforts intended to reduce its expenses in an attempt to achieve profitability. These restructuring efforts include but are not limited to reduction of staff, discontinuation of operations either in a segment or liquidation of the affiliated company, and sale of assets.

Use of Estimates and Assumptions and Critical Accounting Estimates and Assumptions

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

Note 3 - Accounting and valuation methods

Following accounting and valuation methods were influential for the preparation of annual financial statements.

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are recorded at the invoiced amount, net of an allowance for doubtful accounts.. The Company performs on-going credit evaluations of its customers and adjusts credit limits based upon payment history and the customer’s current credit worthiness, as determined by the review of their current credit information; and determines the allowance for doubtful accounts based on historical write-off experience, customer specific facts and general economic conditions that may affect a client’s ability to pay.

Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company determines when receivables are past due or delinquent based on how recently payments have been received.

Outstanding account balances are reviewed individually for collectability. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. Bad debt expense is included in general and administrative expenses, if any.

Receivables in foreign currency, whose residual maturity is not more than one year, are evaluated with the spot exchange rate on the balance sheet date.

Inventory Valuation

The Company values inventory, consisting of finished goods, at the lower of cost or market. Cost is determined on the first-in and first- out (“FIFO”) method. The Company reduces inventory for the diminution of value, resulting from product obsolescence, damage or other issues affecting marketability, equal to the difference between the cost of the inventory and its estimated market value. Factors utilized in the determination of estimated market value include (i) current sales data and historical return rates, (ii) estimates of future demand, and (iii) competitive pricing pressures.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for major additions and betterments are capitalized. Maintenance and repairs are charged to operations as incurred. Depreciation of property and equipment is computed by the straight-line method (after taking into account their respective estimated residual values) over the estimated useful lives of the respective asset.

Liabilities

The evaluation of the share capital and the capital reserve is carried out at the nominal value.

Other provisions are assessed at the amount repayable, which is necessary according to sound business judgment in order to cover all risks from uncertain liabilities already identifiable on the balance sheet date.

Other provisions with a residual term of more than one year are discounted with adequate periodical interest rates, which have been disclosed by the German Federal bank. Within exclusion of the “going concern” premise, provisions were recognized for required structural measures, pending losses from ongoing obligations.

Liabilities are recognized at the settlement amount.

Liabilities in foreign currency, whose residual term is not more than one year, are evaluated with the spot exchange rate on the balance sheet date. All other foreign currency liabilities are evaluated with their exchange rate at the time the invoice or the lower spot exchange rate on the balance sheet date.

Accruals and deferred income

Accruals and deferred income the expenses are shown before the balance sheet date, insofar as they represent expenses for certain time period after this date. Essentially, it is related to pay in advance insurance contributions

Affiliated companies

Streifenbild NTN GmbH i.L. is considered as affiliated company on the balance sheet date.

Note 5 - Inventories

Inventory, net of reserves, consist of the following:

	March 31, 2016	December 31, 2015
Raw materials	$8,427,684	$7,808,566
Work in progress	1,447,920	1,931,372
Finished goods	435,392	732,419
	10,310,996	10,472,357

Less: Allowance for inventory obsolescence	(332,184)	(200,892)
Inventory –net of allowance for inventory obsolescence	$9,978,812	$10,271,465

As of March 31, 2016 and December 31, 2015, the Company had $5,964,426 and $1,143,462 in advanced payment for inventories, respectively.

Note 6 – Trade Accounts Receivable

Trade accounts receivable consists of the following:

	March 31, 2016	December 31, 2015
Trade accounts receivable	$3,008,655	$2,387,639
Allowance for doubtful accounts	(59,555)	(57,200)
	$2,949,100	$2,330,439

Trade accounts receivable include amounts due for shipped products and services rendered.

Allowance for doubtful accounts include estimated losses resulting from the inability of our customers to make required payments.

Note 7 - Affiliated Companies

As of March 31, 2016 and December 31, 2015, the company had $12,553 and $12,057 in receivables from affiliated companies. These receivables are related to expenses paid by Periscope on behalf of the affiliated company.

As of March 31, 2016 and December 31, 2015, payables due to affiliated companies were $123,299, and $118,424, respectively, and relate to a loan from the affiliated company Streifenbild NTN GmbH i.L.. The loan is unsecured and carries an interest rate of 1.5% per annum.

Note 8 – Other Assets

As of March 31, 2016 and December 31, 2015, the Company had other assets of $1,914,674, and $2,181,450, respectively. Other assets consisted of various current deposits of $155,836 asset factoring of $1,686,245 and other miscellaneous assets of $72,593 at December 31, 2015. At December 31, 2015 other assets consisted of various current deposits of $149,675 asset factoring of $1,959,806 and other miscellaneous assets of $71,969

Note 9 – Prepaid Expenses

As of March 31, 2016 and December 31, 2015, the Company had prepaid expenses of $217,709, and $84,386, respectively. Prepaid expenses consisted primarily of prepaid insurance premiums.

Note 10 – Fixed Assets

Fixed assets are summarized as follows:

	March 31, 2016	December 31, 2015
Purchased concessions, industrial and similar rights and assets and licences in such rights and assets	4,335,788	4,108,806
Customer base	11,661,585	11,200,462
Technical equipment and machinery	10,074,196	9,675,841
Other equipment, plant and office equipment	7,971,527	7,656,316
Advance payments and assets under construction	450	55,536
	34,043,546	32,696,961

Less: Accumulated depreciation	(18,013,285)	(16,991,214)
Property and equipment, net	$16,030,261	$15,705,747

Note 11 – Other Liabilities

Other liabilities were $6,854,295 at March 31, 2016 and consisted of VAT taxes payable of $45,200, payroll taxes and accrued payroll of $5,926,463, and customer deposits of $882,632. Other liabilities were $4,741,772 at December 31, 2015 and consisted of VAT taxes payable of $202,225, payroll taxes and accrued payroll of $3,597,665, and customer deposits of $941,882.

Note 12 - Accruals for Pensions and Similar Obligations

Pension accruals cover the pension obligations towards former and current employees. Obligations are secured partially by assets, which are invested in Flextronics Trustee e.V. [registered association] on the basis of trust within the framework on Contractual Trust Arrangements. The invested assets serve exclusively for fulfillment of pension obligations and are protected from access by other creditors. They were offset with the underlying obligations. These mainly relate to shares in special funds, to a lesser extent to balance at banks. The fair value of assets mentioned in the following table was derived from market prices of fun assets on the reporting date.

	March 31, 2016	December 31, 2015
Settlement value of pensions	$29,098,715	$27,739,255
Fair value of invested assets	(16,192,790)	(15,551,517)
Net worth of pensions	$12,905,925	$12,187,738

Note 13 – Accrued Expenses

As of March 31, 2016 the Company had accrued expenses in the amount of $5,683,904. Accrued expenses consisted mainly of expenses related to restructuring measures, outstanding vacation, time account balances of employees, warranties and accruals for outstanding invoices. As of December 31, 2015 the Company had accrued expenses of $5,562,005 that consisted mainly of restructuring measures, accruals for outstanding vacation, time account balances of employees, warranties and accruals for outstanding invoices.

Note 14 – Sales

Sales by geographical market:

	For the three months ended
	March 31,
	2016	2015
Gerrmany	$9,349,468	$13,792,658
Overseas	8,121,177	13,310,234
	$17,470,645	$27,102,892

Note 15 – Operating Expenses

Operating expenses for the three months ended March 31, 2016 consisted of personnel expenses of $5,546,379, depreciation and amortization of $313,286 and, other operating expenses consisting mainly of management levies, shipping costs, bad-debt expense, rents and leasing installments, other taxes, and software expenses of $2,537,346.

Operating expenses for the three months ended March 31, 2015 consisted of personnel expenses of $5,404,009, depreciation and amortization of $329,772 and, other operating expenses consisting mainly of management levies, shipping costs, bad-debt expense, rents and leasing installments, other taxes, and software expenses of $3,423,513.

Note 16 – Interest and Other Income

For the three months ended March 31, 2016, interest and financing costs were comprised of interest payable of $77,411. Other income was comprised mainly of gains on foreign currency translations of $78,330, and other miscellaneous income of $26,018.

For the three months ended March 31, 2015, interest and financing costs were comprised of interest payable of $103,389. Other income was comprised mainly of gains on foreign currency translations of $217,696, and other miscellaneous income of $19,642.

Note 17 - Taxes on income

Taxes on income and earnings were not incurred. Deferred taxes are not included in the tax expense.